UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2019

KB HOME

(Exact name of registrant as specified in its charter)

Delaware	1-9195	95-3666267

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10990 Wilshire Boulevard, Los Angeles, California		90024

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (310) 231-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company            ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                          ☐

Item 8.01.	Other Events.

Senior Notes Offerings and Optional Redemption of 4.75% senior notes due 2019

On February 5, 2019, KB Home (the “Company”) announced concurrent public offerings of $300.0 million in aggregate principal amount of senior notes due 2027 and an additional $100.0 million in aggregate principal amount of its existing series of 7.625% senior notes due 2023.

On February 5, 2019, the Company also announced that it priced these offerings, which are expected to close on February 20, 2019, subject to customary closing conditions.

The Company intends to use the net proceeds of these offerings to optionally redeem all $400.0 million of its outstanding 4.75% senior notes that mature on May 15, 2019. On February 5, 2019, the Company announced that it intends to request the issuance of a redemption notice by the trustee for these notes on February 6, 2019 specifying a redemption price of 100% of the principal amount of the notes to be redeemed plus accrued but unpaid interest thereon to the redemption date, payable on March 8, 2019.

A copy of the press release dated February 5, 2019 announcing the senior notes offerings is attached as Exhibit 99.1, and a copy of the press release dated February 5, 2019 announcing the pricing of the senior notes offerings and the Company’s intent to optionally redeem the 2019 senior notes is attached as Exhibit 99.2. In connection with the pricing of the senior notes offerings, a copy of the Underwriting Agreement dated February 5, 2019 is attached as Exhibit 1.1.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated February 5, 2019, relating to the Company’s 6.875% senior notes due 2027 and 7.625% senior notes due 2023.

99.1	Press Release dated February 5, 2019 announcing the senior notes offerings.

99.2	Press Release dated February 5, 2019 announcing the pricing of the offerings of 6.875% senior notes due 2027 and 7.625% senior notes due 2023 and the Company’s intention to optionally redeem its 4.75% senior notes due 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 5, 2019

KB Home (Registrant)

By:	/s/ JEFF J. KAMINSKI
Jeff J. Kaminski

Executive Vice President and Chief Financial Officer